UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 16, 2019

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19514	73-1521290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3001 Quail Springs Parkway Oklahoma City, Oklahoma	73134
(Address of principal executive offices)	(Zip code)

(405) 252-4600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	GPOR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 16, 2019, Craig Groeschel and Scott E. Streller informed Gulfport Energy Corporation (“Gulfport”) of their intent to resign from Gulfport’s Board of Directors (the “Board”) by December 31, 2019. The decisions of each of Messrs. Groeschel and Streller to resign were not due to a disagreement with Gulfport.

David L. Houston, Chairman of the Board, also informed Gulfport on November 16, 2019, of his decision to not seek re-election at the 2020 Annual Meeting of Stockholders. The decision of Mr. Houston to resign was not due to a disagreement with Gulfport.

Item 8.01.	Other Events

On November 18, 2019, Gulfport issued a press release providing an update on shareholder value initiatives and its ongoing Board refreshment process. The press release announced a continuation of Gulfport’s discounted debt repurchases and a suspension of its share repurchase program, as well as a reduction in employee headcount as part of Gulfport’s overall cost reduction program. The press release announced that two of Gulfport’s directors, Craig Groeschel and Scott E. Streller, will resign from the Board by year-end. The press release also announced that Gulfport’s Chairman of the Board, David L. Houston, decided not to seek re-election at Gulfport’s 2020 Annual Meeting of Stockholders. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The information on Gulfport’s website is not part of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit

99.1	Press release dated November 18, 2019 entitled “Gulfport Energy Provides Update on Shareholder Value Initiatives and Board Refreshment Process.”

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: November 18, 2019	By:	/s/ Quentin Hicks
Quentin Hicks
Executive Vice President & Chief Financial Officer

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